PIMCO Funds

Supplement Dated October 24, 2016 to the

Short Duration Strategy Funds Prospectus, dated July 29, 2016,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Government Money Market Fund (the “Fund”)

Effective immediately, the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

In addition, effective immediately, “Reverse Repurchase Agreements and Other Borrowings Risk” is deleted from the “Principal Risks” section of the Fund’s Fund Summary and from the “Description of Principal Risks” section of the Prospectus.

In addition, effective immediately, the following is added after the fourth paragraph in the “Purchases, Redemptions and Exchanges—Redeeming Shares – Additional Information” section of the Prospectus:

Although the Board of Trustees has not elected to subject the PIMCO Government Money Market Fund to a “liquidity fee” and/or “redemption gate” that would temporarily restrict redemptions from the Fund, it reserves the right to do so in the future after providing at least sixty days’ prior notice to shareholders. For additional information on liquidity fees and redemption gates, please see “Investment Objectives and Policies—Government Intervention in Financial Markets” in the SAI.

In addition, effective immediately, the first sentence of the first paragraph of the “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” section in the Prospectus is deleted in its entirety and replaced with the following:

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings.

In addition, effective immediately, the following is added to the end of the first paragraph of the “Characteristics and Risks of Securities and Investment Techniques—Investment in Other Investment Companies” section in the Prospectus:

Although the PIMCO Government Money Market Fund has adopted a policy to invest 100% of its total assets in cash, U.S. Government Securities, and repurchase agreements secured by U.S. Government Securities or cash, this policy does not preclude the Fund from investing in other “government money market funds,” which are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement Dated October 24, 2016 to the

Statement of Additional Information (the “SAI”), dated July 29, 2016,

as supplemented from time to time

Disclosure Related to the PIMCO Government Money Market Fund (the “Fund”)

Effective immediately, the fourth paragraph of the “Investment Objectives and Policies—Government Intervention in Financial Markets” section of the SAI is deleted in its entirety and replaced with the following:

In July 2014 and September 2015, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (“Rule 2a-7 Amendments”) to adopt several reforms, all of which became effective by October 14, 2016. First, the Rule 2a-7 Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees, and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period, when a fund’s liquidity levels fall below certain thresholds. Second, the Rule 2a-7 Amendments require “institutional” money market funds that do not qualify as “retail” or “government” money market funds (as defined in the Rule 2a-7 Amendments) to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). Retail and government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost method of valuation, and government money market funds are also exempted from the requirements that permit money market funds to impose liquidity fees and/or redemption gates. Additionally, the Rule 2a-7 Amendments impose new disclosure and reporting requirements as well as enhanced portfolio quality and diversification requirements. The degree to which a money market fund is impacted by the Rule 2a-7 Amendments will depend upon the type of fund (institutional, retail or government). The PIMCO Government Money Market Fund intends to operate as a government money market fund under the Rule 2a-7 Amendments.

In addition, effective immediately, the first sentence of the fourth paragraph of the “Investment Objectives and Policies—Borrowing” section of the SAI is deleted in its entirety and replaced with the following:

A Fund (except the PIMCO Government Money Market Fund) may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions.

Investors Should Retain This Supplement for Future Reference

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